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EXHIBIT 10.a.1
CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan of Biovail Corporation, of our reports dated April 23, 2004, with respect to the consolidated financial statements of Biovail Corporation prepared in accordance with Canadian and United States generally accepted accounting principles that are included in the Annual Report (Form 20-F), for the year ended December 31, 2003.

        Our audits also included the financial statement schedule of Biovail Corporation included on Page S-1 of the Annual Report (Form 20-F). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ ERNST & YOUNG LLP
Toronto, Canada	ERNST & YOUNG LLP
May 14, 2004	Chartered Accountants

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EXHIBIT 10.a.1 CONSENT OF INDEPENDENT AUDITORS